UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3RD, 2004

                        HUBEI PHARMACEUTICAL GROUP, LTD.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                            0-25553                88-0419476
-----------------------          ------------------------   -----------------
State or other jurisdiction of   (Commission File Number)    I.R.S. employer
incorporation or organization                              identification number


   410 PARK AVENUE, 15TH FLOOR
        NEW YORK, NY, USA                                    10222
----------------------------------------         ------------------------------
(Address of principal executive offices)                    Zip Code


    Issuer's telephone number                            (604) 881-2899




Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

1.)  Yes  [X]  No  [ ]              2.).  Yes  [X]  No  [ ]


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ITEM  5.  OTHER  EVENTS

     On  April  6th,  2004  the  company  distributed a news release providing a
progress  report  on  GMP  certification of a second manufacturing facility.   A
copy  of  the  news  release  is  attached  as  Exhibit  1.

ITEM 6.  RESIGNATION  OF  REGISTRANTS  DIRECTOR

     The corporate secretary has accepted the resignation of Hai Hang (Peter) Miao as a director of the company effective April 5th, 2004. A copy of Peter's resignation is attached as Exhibit 2.

EXHIBITS:
---------

1.   News Release issued on April 6th, 2004

2.   Hai Hang (Peter) Miao resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBEI  PHARMACEUTICAL  GROUP,  LTD.



                                 /s/  Reid Li
                                 ---------------------------------------
                                 Reid  Li,  President


April 6th, 2004
---------------
DATE



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